                                ---------------

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                       14% SERIES B SENIOR NOTES DUE 2004
                                       OF

                              ORBCOMM GLOBAL, L.P.
                          ORBCOMM GLOBAL CAPITAL CORP.

                           PURSUANT TO THE PROSPECTUS
                          DATED                 , 1996

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- --------------------------------------------------------------------------------
        __________ WILL ACCEPT ALL NOTES (AS HEREINAFTER DEFINED) TENDERED
   AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 18,
   1994, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT
   ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             The Exchange Agent is:
                              Marine Midland Bank

                               By Registered or
   By Facsimile:               Certified Mail:                By Overnight Delivery:
Marine Midland Bank          Marine Midland Bank               Marine Midland Bank
       (212)                     140 Broadway                      140 Broadway
                        New York, New York 10005-1180     New York, New York 10005-1180
                                                            Attention: Corporate Trust
                                                                     Services

                              By Hand Delivery:               Confirm by Telephone:
                             Marine Midland Bank                  (212) 658-1000
                                 140 Broadway
                        New York, New York 10005-1180
                          Attention: Corporate Trust
                                   Services

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated
               , 1996 (the "Prospectus"), of ORBCOMM Global, L.P. and ORBCOMM Global Capital Corp. ("the Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14% Series B Senior Notes due 2004 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 14% Senior Notes due 2004 (the "Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Notes described in the box entitled "Description of Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Notes and the undersigned represents that it has received from each beneficial owner of Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used only by a holder of Notes (i) if certificates representing Notes are to be forwarded herewith or (ii) if delivery of Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange
Offer -- Procedures for Tendering." If delivery of the Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

     The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

     Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Notes promptly and instruct such registered holder of Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Notes, either make appropriate arrangements to register ownership of the Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Notes must (i) complete the box entitled "Description of Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and
(iv) complete the Substitute Form W-9. Each holder of Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Notes who desire to tender their Notes for exchange and (i) whose Notes are not immediately available, (ii) who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Notes who wish to tender their Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Notes will have tendered for exchange all Notes listed in column (3) below. If the holder of Notes wishes to tender for exchange less than all of such Notes, column (4) must be completed in full. In such case, such holder of Notes should refer to Instruction 5.

=====================================================================================================
                                       DESCRIPTION OF NOTES
=====================================================================================================
                   (1)                            (2)                (3)                (4)
                                                                                     Principal
                                                                                       Amount
                                                                                      Tendered
                                                                                        For
                                                                                      Exchange
                                                                                      (only if
                                                                                     different
                                                                                       amount
                                                  Note                                  from
                                              Number(s)(1)                          column (3))
  Name(s) and Address(es) of Registered         (Attach                             (must be in
Holder(s) of Note(s), exactly as name(s)         signed           Aggregate           integral
    appear(s) on Note Certificate(s)            List if           Principal          multiples
       (Please fill in, if blank)              necessary)           Amount         of $1,000)(2)
- -----------------------------------------------------------------------------------------------------
                                        -------------------------------------------------------------

                                        -------------------------------------------------------------

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                                        -------------------------------------------------------------

                                        -------------------------------------------------------------

                                        -------------------------------------------------------------

                                        -------------------------------------------------------------

                                        -------------------------------------------------------------

=====================================================================================================

(1) Column (2) need not be completed by holders of Notes tendering Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.

(2) Column (4) need not be completed by holders of Notes who wish to tender for exchange the principal amount of Notes listed in column (3). Completion of column (4) will indicate that the holder of Notes wishes to tender for exchange only the principal amount of Notes indicated in column (4).

/ / CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution
                                  ----------------------------------------------

    Account Number
                  --------------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

/ / CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Registered Holder of Note(s)
                                       -----------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Window Ticket Number (if available)
                                       -----------------------------------------

    Name of Institution which Guaranteed Delivery
                                                 -------------------------------

    Account Number (if delivered by book-entry transfer)
                                                        ------------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name
        ------------------------------------------------------------------------

    Address
          ----------------------------------------------------------------------

===============================================================================

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 8)

       To be completed ONLY (i) if the Exchange Notes issued in exchange for Notes, certificates for Notes in a principal amount not exchanged for Exchange Notes or Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

  Issue to:

  Name
      ------------------------------------------------------------------------
                               (Please Print)

  Address
         ---------------------------------------------------------------------

  ----------------------------------------------------------------------------
                              (Include Zip Code)

  ----------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

       Credit Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

  ----------------------------------------------------------------------------
                               (Account Number)
===============================================================================

===============================================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 8)

       To be completed ONLY (i) if the Exchange Notes issued in exchange for Notes, certificates for Notes in a principal amount not exchanged for Exchange Notes or Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

  Mail or delivered to:

  Name
      ------------------------------------------------------------------------
                                (Please Print)

  Address

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                              (Include Zip Code)

  ----------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

===============================================================================

=============================================================================================
                                     BENEFICIAL OWNER(S)
- ---------------------------------------------------------------------------------------------
    STATE OF PRINCIPAL RESIDENCE OF EACH                  PRINCIPAL AMOUNT OF NOTES
          BENEFICIAL OWNER OF NOTES                HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)
- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

=============================================================================================

     If delivery of Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Pursuant to the offer by ORBCOMM Global, L.P. and ORBCOMM Global Capital Corp. (the "Issuers"), upon the terms and subject to the conditions set forth in
the Prospectus dated August   , 1996 (the "Prospectus") and this Letter of
Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14% Series B Senior Notes Due 2004 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 14% Senior Notes Due
2004 (the "Notes"). The undersigned hereby tenders to        for exchange the
Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to
            , all right, title and interest in, to and under all of the Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange
Agent also acts as agent of        ) of such holder of Notes with respect to
such Notes, with full power of substitution to (i) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by the Depositary (together, in any such case, with all
accompanying evidences of transfer and authenticity), to             , (ii)
present and deliver such Notes for transfer on the books of             and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Notes tendered hereby; (iii) the tender of such Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Notes and (v) that when such Notes are
accepted for exchange by                ,                will acquire good and
marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange
Agent or                to be necessary or desirable to complete the exchange,
assignment and transfer of the Notes tendered for exchange hereby.

     The undersigned hereby further represents to             that (i) the
Exchange Notes to be acquired by the undersigned in exchange for the Notes tendered hereby and any beneficial owner(s) of such Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the Exchange Notes, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the Notes, (iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC and (vi) neither the
undersigned nor any beneficial owner is an "affiliate" of             , as
defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange

Notes received in respect of such Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer,             will be deemed to have
accepted for exchange, and to have exchanged, validly tendered Notes, if, as and
when             gives oral or written notice thereof to the Exchange Agent.
Tenders of Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange
Offer -- Withdrawal of Tenders" in the Prospectus. Any Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

     The undersigned acknowledges that             's acceptance of Notes
validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned
and             upon the terms and subject to the conditions of the Exchange
Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Notes accepted for exchange in the name(s) of, and return any Notes not tendered for exchange or not exchanged to,
the person(s) so indicated. The undersigned recognizes that             has no
obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Notes from the name of the holder of Note(s)
thereof if             does not accept for exchange any of the Notes so tendered
for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Note(s).

     IN ORDER TO VALIDLY TENDER NOTES FOR EXCHANGE, HOLDERS OF NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Notes is irrevocable.

================================================================================

                                   SIGN HERE

   --------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

   --------------------------------------------------------------------------

   Date: ________________ , 1996

        Must be signed by the registered holder(s) of Notes exactly as name(s) appear(s) on certificate(s) representing the Notes or on a security position listing or by person(s) authorized to become registered Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

   Name(s)
          -------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (Please Print)

   Capacity (full title)
                        -----------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (Include Zip Code)

   Area Code and Telephone No. (______)
                                        -------------------------------------


   Tax Identification or Social Security Nos.
                                             --------------------------------
                                            Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

   Authorized Signature
   --------------------------------------------------------------------------

   Dated
         --------------------------------------------------------------------

   Name and Title
                 ------------------------------------------------------------
                                 (Please Print)

   Name of Firm
                -------------------------------------------------------------

================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

     a. The Securities Transfer Agents Medallion Program (STAMP)

     b. The New York Stock Exchange Medallion Signature Program (MSP)

     c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Notes
(i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Notes who elect to tender Notes and (i) whose Notes are not immediately available, (ii) who cannot deliver the Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution; and (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Notes, the certificate numbers(s) of such Notes and the principal amount of Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY NOTES SHOULD BE SENT TO THE ISSUERS OR THE TRUSTEE.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Notes" above is inadequate, the certificate numbers and principal amounts of the Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Notes must (i) specify the name of the person who tendered the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Notes),
(iii) be signed by the holder of Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Notes into the name of the person withdrawing the tender. Withdrawals of tenders of Notes may not be rescinded, and any Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Properly withdrawn Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. PARTIAL TENDERS. (Not applicable to holders of Notes who tender Notes by book-entry transfer). Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Notes, fill in the principal amount of Notes which are tendered for exchange in column (4) of the box entitled "Description of Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Notes, will be sent to the holders of Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

     (a) The signature(s) of the holder of Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Notes without alternation, enlargement or any change whatsoever.

     (b) If tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Notes listed and transmitted hereby, no endorsements of Notes or separate powers of attorney are required. If, however, Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Notes, then the Notes transmitted hereby must be endorsed or accompanied by appropriate
powers of attorney in a form satisfactory to             , in either case signed
exactly as the name(s) of the holder of Notes appear(s) on the Notes. Signatures on such Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to of their authority so to act must be submitted.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Notes listed, the Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Notes appear(s) on the certificates. Signatures on such Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, will pay all transfer taxes, if any, applicable to the transfer and exchange of Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Notes tendering Notes for exchange prior to the issuance of the Exchange Notes.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Notes not tendered for exchange are to be issued or sent to someone other than the holder of Notes or to an address or other than that shown above, the appropriate boxes on this Letter of Transmittal should be complete. Holders of Notes tendering Notes by book-entry transfer may request that Notes not accepted be credited to such account maintained at the Depositary as such holder of Notes may designate.

     9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of
Notes will be determined by             , in its sole discretion, whose
determination shall be final and binding.             reserves the absolute
right to reject any or all tenders for exchange of any particular Notes that are not in proper form, or the acceptance of which would, in the opinion of
            or its counsel, be unlawful.             reserves the absolute right
to waive any defect, irregularity or condition of tender for exchange with
regard to any particular Notes.             's interpretation of the term of,
and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection
with the Exchange Offer must be cured within such time as             shall
determine. Neither             , the Exchange Agent nor any other person shall
be under any duty to give notice of any defects or irregularities in Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS.              reserve the absolute right to waive,
amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus in the case of any Notes tendered (except as otherwise provided in the Prospectus).

     11. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. If a holder of Notes desires to tender Notes pursuant to the Exchange Offer, but any of such Notes has been mutilated, lost, stolen or destroyed, such holder of Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                              Marine Midland Bank
                                  140 Broadway
                         New York, New York 10005-1180
                                 (212) 658-1000

     12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED

DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Notes whose tendered Notes are accepted for exchange may be subject to backup withholding unless the
holder provides             (as payor), through the Exchange Agent, with either
(i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Notes is awaiting a TIN) and that (A) the holder of Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Notes that he or she is no longer subject to backup withholding; or
(ii) an adequate basis for exemption from backup withholding. If such holder of Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies,             is required to withhold 31% of
any payment made to the holder of Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Notes. If the Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

====================================================================================================================================
                              PAYER'S NAME:  _______________________________

====================================================================================================================================
  SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR
  FORM W-9                         TIN IN THE BOX AT RIGHT AND
  Department of the Treasury       CERTIFY BY SIGNING AND DATING    ------------------------------------
  Internal Revenue Service         BELOW                            Social Security Number
  Payer's Request for Taxpayer
  Identification Number (TIN)                                       OR
                                                                    ------------------------------------
                                                                    Employer Identification Number

                                 ---------------------------------------------------------------------------------------------------
                                  PART 2 --                                                                       PART 3 --
                                  CERTIFICATION -- Under Penalties of Perjury, I certify that:                    Awaiting
                                  (1) The number shown on this form is my current taxpayer identification         TIN           / /
                                      number (or I am waiting for a number to be issued to me) and
                                  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                 ---------------------------------------------------------------------------------------------------
                                  CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                  SIGNATURE                                                         DATE
                                           ------------------------------------------------------        --------------------------
                                  NAME
                                      ---------------------------------------------------------------------------------------------

                                  ADDRESS
                                         ------------------------------------------------------------------------------------------

                                  CITY                                                     STATE       ZIP CODE
                                      -----------------------------------------------------     --------        -------------------
====================================================================================================================================

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
           WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


================================================================================
                       PAYOR'S NAME: MARINE MIDLAND BANK
- --------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.


   -------------------------------------------------------   ---------------
   Signature                                                     Date

================================================================================

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                                ---------------

                           14% SENIOR NOTES DUE 2004

    The undersigned hereby acknowledges receipt of the Prospectus dated July 20, 1994 (the "Prospectus") of ORBCOMM Global, L.P., a Delaware limited partnership and ORBCOMM Global Capital Corp., a Delaware corporation (the "Issuers") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuers' offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 14% Senior Note due 2004 (the "Notes") held by you for the account of the undersigned.

    The aggregate face amount of the Notes held by you for the account of the undersigned is (fill in amount):

    $           of the Notes.

    With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

    / / To TENDER the following Notes held by you for the account of the undersigned (insert principal amount of Series A Notes to be tendered, if any):

    $           of the Notes.

    / / NOT to TENDER any Notes held by you for the account of the undersigned.

    If the undersigned instructs you to tender the Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in
state)              , (ii) the undersigned is acquiring the Exchange Notes in
the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Resales of the Exchange Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (vii) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of Notes; and (viii) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Notes received in respect of such Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Notes.

                                   SIGN HERE

Name of Beneficial Owner(s):
                            ----------------------------------------------------

Signature(s):
             -------------------------------------------------------------------


Name(s) (please print):
                       ---------------------------------------------------------


Address:
        ------------------------------------------------------------------------


Telephone Number:
                 ---------------------------------------------------------------


Taxpayer Identification or Social Security Number:
                                                  ------------------------------


Date:
     ---------------------------------------------------------------------------